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                            OLD WESTBURY FUNDS, INC.


                      Supplement Dated July 24, 2003 to the
                       Prospectus Dated February 28, 2003

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. (the "Corporation") Prospectus and Statement of Additional Information. This Supplement relates only to the Old Westbury Capital Opportunity Fund.

Bessemer Investment Management LLC ("BIM"), the Corporation's investment adviser, has retained Glynn Capital Management LLC ("Glynn") as sub-adviser to the Old Westbury Capital Opportunity Fund (the "Fund"), pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") among the Corporation, BIM and Glynn. The Sub-Advisory Agreement has been approved by the Board of Directors of the Corporation. Shareholders of the Fund approved the Sub-Advisory Agreement at a meeting of shareholders on July 24, 2003.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE